Exhibit 99.2

Alpha Healthcare Acquisition Corp Merger with Humacyte, Inc. Universally Implantable Regenerative Human Tissue

DISCLAIMER This presentation (“Presentation”) is for informational purposes only to assist interested parties in making their own evaluation with respect to the proposed business combination (the “Business Combination”) between Alpha Healthcare Acquisition Corp . (“Alpha”) and Humacyte, Inc . (the “Company”) . The information contained herein does not purport to be all - inclusive and none of Alpha, the Company, Piper Sandler, and Exos Financial (the “Placement Agents”) nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation . You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision . The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation (including, without limitation, the Placement Agents or any of their respective affiliates or control persons, officers, directors and employees) in making its investment or decision to invest in the Company . None of Alpha, the Company or the Placement Agents, nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of Alpha or the Company . Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company's own internal estimates and research . In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions . Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source . This meeting and any information communicated at this meeting (including this Presentation) are strictly confidential and should not be discussed outside your organization . Forward - Looking Statements . Certain statements in this Presentation may be considered forward - looking statements . Forward - looking statements generally relate to future events or Alpha’s or the Company’s future financial or operating performance . For example, statements concerning the following include forward - looking statements : the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials ; the potential attributes and benefits of product candidates, including in comparison to other products on the market for the same or similar indications ; ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications ; the size and growth potential of the markets for product candidates and ability to serve those markets ; the rate and degree of market acceptance of product candidates, if approved ; the potential pricing of product candidates, if approved ; the proceeds of the Business Combination and the Company's expected cash runway ; and the potential effects of the Business Combination on the Company . In some cases, you can identify forward - looking statements by terminology such as “may”, “should”, “expect”, “intend”, “will”, “estimate”, “anticipate”, “believe”, “predict”, “potential” or “continue”, or the negatives of these terms or variations of them or similar terminology . Such forward - looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements . These forward - looking statements are based upon estimates and assumptions that, while considered reasonable by Alpha and its management, and the Company and its management, as the case may be, are inherently uncertain . New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties . Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward - Looking Statements” in Alpha’s final prospectus relating to its initial public offering, dated September 17 , 2020 , and other filings with the Securities and Exchange Commission (SEC), as well as factors associated with companies, such as the Company, that are engaged in clinical trials in the biopharma industry, including uncertainty in the timing or results of clinical trials and receipt of regulatory approvals for product candidates, and in the healthcare industry, including the impact of the COVID - 19 pandemic ; competition in the healthcare industry ; inability to recruit or retain a sufficient number of patients or physicians and other employees ; changes to federal and state healthcare laws and regulations ; changes to reimbursement rates ; overall business and economic conditions affecting the healthcare industry, including conditions pertaining to health plans and payors ; failure to develop new technology and products, if approved ; and security breaches, loss of data or other disruptions . Nothing in this Presentation should be regarded as a representation by any person that the forward - looking statements set forth herein will be achieved or that any of the contemplated results of such forward - looking statements will be achieved . You should not place undue reliance on forward - looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein . Except as required by law, neither Alpha nor the Company undertakes any duty to update these forward - looking statements . This Presentation contains certain financial forecast information of the Company . Such financial forecast information constitutes forward - looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results . The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties . See "Forward - Looking Statements" above . Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved . Additional Information . In connection with the proposed Business Combination, Alpha intends to file with the SEC a registration statement on Form S - 4 containing a preliminary proxy statement/prospectus of Alpha, and after the registration statement is declared effective, Alpha will mail a definitive proxy statement/prospectus relating to the proposed Business Combination to its shareholders . This Presentation does not contain all the information that should be considered concerning the proposed Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination . Alpha’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus and the amendments thereto and the definitive proxy statement/prospectus and other documents filed in connection with the proposed Business Combination, as these materials will contain important information about the Company, Alpha and the Business Combination . When available, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of Alpha as of a record date to be established for voting on the proposed Business Combination . Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus and other documents filed with the SEC, without charge, once available, at the SEC’s website at www . sec . gov, or by directing a request to : Alpha Healthcare Acquisition Corp, 1177 Avenue of the Americas, 5 th Floor New York, New York 10036 . Participants in the Solicitation . Alpha, the Company and their respective directors and executive officers may be deemed participants in the solicitation of proxies from Alpha’s shareholders with respect to the proposed Business Combination . A list of the names of Alpha’s directors and executive officers and a description of their interests in Alpha is contained in Alpha’s final prospectus relating to its initial public offering, dated September 18 , 2020 , which was filed with the SEC and is available free of charge at the SEC’s web site at www . sec . gov, or by directing a request to Alpha Healthcare Acquisition Corp, 1177 Avenue of the Americas, 5 th Floor New York, New York 10036 . Additional information regarding the interests of the participants in the solicitation of proxies from Alpha’s shareholders with respect to the proposed Business Combination will be contained in the proxy statement/prospectus for the proposed Business Combination when available . No Offer or Solicitation . This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction . No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933 , as amended, and otherwise in accordance with applicable law .

Humacyte Overview We are a clinical stage platform company capable of manufacturing universally implantable bioengineered human tissues at commercial scale

OUR LEADERSHIP Rajiv Shukla: Chairman & CEO, Alpha Healthcare Acquisition Corp. • 3 - time public company CEO with extensive track record of healthcare M&A and investments • Previous SPAC acquired DMTK, cancer diagnostics company, one of the best performing healthcare SPAC deals • Served as Director on 12 Boards, made 40+ healthcare investments, $65B+ of healthcare M&A • Former Portfolio Manager of healthcare hedge fund at Morgan Stanley, private equity at CVCI • Led M&A for Pfizer Global R&D • Masters in Healthcare Management, Harvard University. Bachelors in Pharmaceutics, Indian Institute of Technology 4 Laura Niklason: Founder & CEO, Humacyte • Founded Humacyte in 2005 • World leader in Regenerative Medicine, with 120+ publications • Member of National Academies of Inventors, Medicine, Engineering. • Fortune Magazine: one of 33 leaders changing healthcare • US News & World Report: one of 21 Innovators for the 21st century. • Former Professor & Division Chief of Anesthesiology, Yale University • PhD in Biophysics, University of Chicago. MD from University of Michigan, Residency at Harvard Medical/MGH. Post - doc at MIT. Dale Sander: Chief Corporate and Commercial Development Officer, Humacyte • Served as CFO of 6 life science companies. Also led strategic planning, corporate development, M&A, and manufacturing. • Led companies transitioning from start - up to multi - billion - dollar global operations with 60,000 employees. • Served as SVP of Finance and Legal at Sutherland Global Services • On Humacyte Board since 2015. Jeff Lawson: Chief Surgical Officer, Humacyte • Physician - scientist - vascular surgeon, involved in Humacyte’s technologies since its founding. • Leadership roles at Duke University, including Professor of Surgery, Pathology, Vice Chair of Research, and Director of Clinical Trials in Surgery. • President of Vascular Access Society of the Americas, Board of Directors for the Kidney Health Initiative, American Board of Vascular Surgery, Fellow of the American Surgical Association. • MD/PhD in Cell & Molecular Biology/ Post - doc, University of Vermont. Residency, General & Thoracic Surgery, Fellowship in Vascular Surgery, Duke University.

INVESTMENT HIGHLIGHTS ▪ Category - defining innovation allows the human body to grow its own living replacement parts ▪ Universally implantable/no immunosuppression required, regenerative/self - healing, off - the - shelf ▪ Deep product pipeline in massive markets estimated to exceed $150 billion: ▪ Dialysis, peripheral artery disease, trauma, diabetes, coronary bypass ▪ Extensive clinical data demonstrating efficacy and safety: ▪ 60 sites across 6 countries; 430+ patients treated to date; 800+ patient - years of clinical data ▪ First company to receive RMAT designation. FDA Fast Track ▪ In - house manufacturing capacity for 40,000 HAVs annually with room for modular expansion ▪ 87 issued patents (+ 21 pending) plus trade secrets, manufacturing know - how: strong IP protection ▪ Fresenius Medical Care partnership de - risks commercial roll - out ▪ Industry leader in dialysis and surgical centers ▪ $480M+ raised including $150M equity investment from Fresenius 5

HUMACYTE IS BASED ON BREAKTHROUGH SCIENCE 6 Science Validated By Extensive Top - tier Peer Reviewed Publications

THE ERA OF LIVING HUMAN REPLACEMENT TISSUE HAS ARRIVED 7 Bioengineered Blood Vessel Bioengineered Human Coronary Artery Bioengineered Pancreas Bioengineered Human Lung

WE AIM TO ENTIRELY TRANSFORM MEDICAL PARADIGMS No waiting for organ donors No life sentence of immunosuppression No amputations due to vascular blockages No plastic body parts that become infected No “cutting your left leg” to save “your right leg” No being hooked up to cumbersome machines 8

WE ARE ADDRESSING A MASSIVE MARKET OPPORTUNITY: MULTIPLE BLOCKBUSTER PRODUCTS IN DEVELOPMENT 9 Vascular Trauma Peripheral Arterial Disease (PAD) Dialysis AV Access Coronary Artery Bypass Graft (CABG) Lung Trachea Pancreas Urinary Conduit Vascular Products Non - Vascular Products Sources: 1. Coronary Artery Bypass Graft (CABG) Market By Type, Crystal Market Research 2. Humacyte internal estimates 3. Triangle Insights Group, Humacyte Internal Data 4. Estimated global human insulin market revenue from 2015 to 2021, Statista, and Worldwide Industry for Insulin Delivery Systems to 2025, Research and Markets $ 69.3 billion 1,2 $ 6.5 billion 3 $ 10.5 billion 3 $ 3.2 billion 3 $ 2.0 billion 2 $ 4.8 billion 2 $ 57.3 billion 4 $ 2.0 billion 2 Market Size Market Size Total: $89.5 billion Total: $ 68.1 billion 3 Esophagus $ 2.0 billion 2

HUMACYTE IS A PLATFORM COMPANY WITH DISRUPTIVE MEDICAL IMPACT

HUMACYTE

Vascular Trauma	Dialysis AV Access	Peripheral Arterial Disease	BioVascular Pancreas	Coronary Graft	Pediatric Heart Surgery	Trachea	Lung
• Restoring circulation quickly is a challenge • HAVs are designed to be off-the-shelf and universal • 73,000 cases per year	• "Gold standard" fistula fails 40% of the time • Over 90% of HAVs can be used for dialysis at 6 months • 50% of US patients: 230,000 cases/year	• Vein grafts not always available; PTFE fails early • HAVs have 78% function at 2 years • 100,000+ PAD operations per year in US	• 1.2 million with Type 1 diabetes. • Insulin palliation is the only therapy, since transplants are dangerous • HAVs can deliver islets and insulin with low risk	• CABG patients not always ideal for vein stripping: obesity, diabetes • HAVs are designed to be off-the-shelf and universal • 500,000 grafts per year in US	• Babies born with heart defects require repeated heart surgeries • HAVs may grow with the child: no need for repeat surgeries • 10,000+ U.S. babies/year	• No options exist for patients with tracheal injury • Off-the-shelf engineered airway can integrate into the host • 4,000+ operations per year in US	• Lung disease is a growing killer • Transplants are limited by organ shortage • Stem cells can be grown inside of acellular lung matrix to make new lungs
Expected US Launch: 2023	Expected US Launch: 2023	Expected US Launch: 2025	Expected US Launch: 2026	Expected US Launch: 2027	Expected US Launch: 2027	Expected US Launch: 2028	Expected US Launch: 2030

Fresenius Commercial Partnership (Dialysis AV Access; Peripheral Arterial Disease)

Note: HAV data based on clinical trials to date
Source: Humacyte

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HUMAN ACELLULAR VESSELS (HAVs) Human donor aorta Working cell stock Flexible, single - use bioreactor bag Polymer mesh Seeded polymer mesh in bioreactor bag Vascular cells isolated from human aorta & cryopreserved Cells transferred onto polymer mesh in bioreactor bag Cell seeding 1 Bioengineered vessel in bioreactor bag Seeded polymer mesh in bioreactor bag Flexible, single - use bioreactor bag Tissue formation 2 Bioengineered vessel Cells proliferate & build extracellular matrix Polymer mesh degrades, leaving vascular cells and extracellular matrix Cell removal and packaging 3 HAV in bioreactor bag packaged for shipment Our HAV Bioengineered vessel in bioreactor bag HAV in bioreactor bag Decellularization solutions clean and remove vascular cells from vessel 11 Source: Humacyte

KEY FEATURES OF HUMACYTE TECHNOLOGY Off - the - shelf ▪ Remove from packaging, cut and implant, current 18 - month shelf - life No Donor Site Harvesting ▪ Doesn’t require recovery from a second surgery No Evidence of Immunogenicity ▪ 430+ patients treated, 800+ patient - years of exposure: no clinical rejections Highly Resistant to Infection ▪ ZERO infections thus far in PAD and Trauma Transforms Into Patient’s Own Tissue ▪ Extensive supporting clinical evidence, 5 - 10 year follow - up clinical data Leading Durability ▪ 5 - year function is 2x that reported for fistulas and ePTFE grafts in dialysis 12 Source: Humacyte

HAV repopulates with the patient’s own cells, angiogenesis enables self - maintenance, self - heals in response to injury CLINICAL DATA SHOWS THAT HAV BECOMES LIVING BLOOD VESSEL 1. Samples were assessed at 16, 18, 22, 27, 37, 44, 55, 97, 100, 121, and 200 weeks. 2. No evidence of chronic inflammation. 3. Explant from 01 - 001 - V003, 44 weeks after implantation. Source: Humacyte Smooth Muscle Cells (Red) Prominent in HAV Wall, Adventitial Layer with Capillaries 3 Endothelial Cells (Red) Line the HAV Lumen 3 α SMA DAPI Lumen 250 µm HAV wall Adventitial layer Capillaries SMCs 250 µm CD31 DAPI Lumen HAV wall Adventitial layer ECs 13 At 44 weeks

ACCELERATED U.S. REGULATORY PATHWAY 14 ▪ FDA Fast Track designation ▪ First product to receive FDA’s RMAT expedited review designation ▪ Benefits of Fast Track plus intensive FDA guidance on product development ▪ Priority designation for vascular trauma by Secretary of Defense ▪ Ongoing discussions with regulatory agencies in the EU and Japan ▪ 87 patents issued + 21 patent applications pending ▪ Patent coverage to 2032, pending applications will extend coverage period Source: Humacyte

Humacyte’s Clinical Programs What sounded like science fiction earlier, is science reality today

LATE - STAGE CLINICAL DEVELOPMENT: 800+ PATIENT YEARS OF DATA 16 Peripheral Arterial Disease Vascular Trauma Dialysis AV Access 350+ Patients Treated > 92% Patency at 6 Months No Infections to Date 100% patency at 30 Days 1 No Infections to Date No Amputations to Date 1% Infection Rate Two Phase II Trials Completed 78% Function at 2 Years Phase II/III Trial Underway 3 Phase II 2 Phase III Trials 1. For 27 evaluable patients Source: Humacyte

DIALYSIS: ADDRESSING RECURRENT INFECTIONS AND FISTULA FAILURE 1. Lawson, J.H, et al, The Lancet 2016; 387: 2026 - 2034. 2. Halbert, R.J., et al, Kidney360 2020; doi: 10.34067/KID.003502020. Source: Humacyte 17% 10 - 15% annual infection rate: sepsis, hospitalization, death Not durable: ~50% fail in 2 years 1 Synthetic Graft Major risks associated with catheter during wait for fistula maturation ~40% of fistulas fail AV Fistula 65% 19% High blood stream infection rates (up to 200% per patient - year) Catheter HAV usable within 1 month vs 3 - 6 months for fistulas Decreased catheter contact time in patients awaiting fistula maturation Infection rate for: Catheters: up to 200% per patient year 1 HAV: 1% per patient year 2 10 - 15x lower rate of infection versus ePTFE Excellent Durability: used for dialysis for ~7 years Market Share Standard of Care Humacyte HAV 17

EXCELLENT HEMODIALYSIS FUNCTION OBSERVED IN 350+ PATIENTS

Phase II Dialysis Trial: In 5-10 year follow-up

- 40 patients
- Infection rate ~ 1% per patient year
- Outstanding Long-Term Patency in Hemodialysis



HAV
Fistula
ePTFE
Percent Functional
100
80
60
40
20
0
97%
94%
79%
58%
30%1
27%2
0
0.5
1
2
5 years
Time (years)

Phase III Trial: Approaching 2-year follow-up

- HAV vs. PTFE grafts; 355 patients, 38 sites US & Europe
- Excellent secondary patency
- Significantly fewer infections with HAV



HAV
ePTFE
Infectious Outcome (n)
15
10
5
0
p < 0.05
p < 0.05
Annual Infections (%)
Hospitalization for Infection (n)
IV Antibiotics (n)

1. Lok, et al; 2013 CJASN
2. Kakisis et al; 2017, JVS

Source: Humacyte

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VASCULAR TRAUMA: SAVING LIVES AND LIMBS 1. Alarhayem, A.Q.., al,Journal of Vascular Surgery 2019; 69: 1519 - 1523. 2. Kauvar, D.S., et al, Journal of Vascular Surgery 2011; 53: 1598 - 603. 3. Siracuse, J.J. et al, Journal of Vascular Surgery 2013: 57: 700 - 705. 4. Andercou, O., et al, Medicine 2018; 97:27(e11350). Source: Humacyte Off the shelf; no need to harvest vein Outstanding primary patency: 100% at 30 days (existing data) Data suggest meaningful reduction in rate of infection compared to ePTFE Expected clinical improvement in limb salvage leading to significantly lower rate of amputation Harvesting vein adds an hour or more of operative time 1 Delayed revascularization significantly increases amputation risk Amputation in lower - limb trauma ranges from 5 - 15% 1,2 >50% infection rate 3 Amputation rate is 8 - 25% 4 Mortality rate when ePTFE is infected: 8 - 30% 4 Median length of stay 11 days if re - admitted for graft infection Humacyte HAV ePTFE Grafts Saphenous Vein Grafts 19

ONGOING Phase II/III TRIAL IN VASCULAR TRAUMA REPAIR DOD Priority Designation Iliac Artery Bypass with HAV (Pelvis and Leg) 20 ▪ Single - arm, open - label study in ± 75 patients ▪ Vascular injuries below the neck ▪ 37 patients enrolled to date ▪ 12 clinical sites, increasing to 28 in the U.S. and Europe ▪ 30 - day endpoint of primary patency of the HAV ▪ Unblinded trial with historical data base comparators ▪ Results to date show outstanding function: ▪ Accelerated Approval pathway Source: Humacyte

PERIPHERAL ARTERIAL DISEASE: RESTORING MOBILITY Knee joint staples at incision HAV Patient’s own arteries, smaller caliber 21 ▪ Case Study of using the HAV for Compassionate Use in patient with severe vascular disease. ▪ The patient was a 70 - year - old male with critical limb ischemia ▪ No vein was available to perform a bypass, as the vein was previously used for a CABG ▪ A right distal superficial femoral artery - to - peroneal artery bypass was performed using an HAV ▪ The patient’s postoperative course was unremarkable ▪ At 1 - year follow - up the angiography showed a patent graft without significant stenosis at the distal anastomosis Source: Humacyte

TRANSFORMING CABG CARE: GREATER DURABILITY, LESS MORBIDITY Saphenous Vein Graft (SVG) Harvesting SVG from the patient is painful and complicated: ▪ 41% have persistent numbness ▪ 32% develop infection ▪ 23% have persistent swelling; worse in obese and diabetic patients; 2x worse in women SVGs do not last long enough: ~33% of patients will require one or more re - grafting procedures during their lifetimes Humacyte’s HAV Does not require tissue harvest from the patient Immediately available and avoids morbidity of vein harvest Particularly important to avoid vein harvest in diabetics, women, and the overweight Durable and highly uniform in diameter and quality SVG HAVs of 4.0 - 3.5mm diameter may be suitable for CABG 22 Humacyte HAV Source: Humacyte

BIOVASCULAR PANCREAS FOR TYPE 1 DIABETES

Current Type 1 Diabetes Treatment

- Insulin injections, insulin pumps, finger sticks: $10k/year
- Constant vigilance for blood sugar control impairs quality of life.
- 1/3rd of patients unable to maintain adequate blood sugar control, leading to kidney failure, blindness, amputation, and heart attacks.
- Pancreas transplants are dangerous and expensive: ~$280,000

BioVascular Pancreas

- BioVascular Pancreas uses Humacyte's HAV to deliver a potentially curative number of insulin-producing pancreatic islets to a patient
- Minimally invasive pancreas transplant: **outpatient** procedure
- Islets sense blood sugar through HAV wall and secrete insulin
- Glucose control restored in 100% of rats in preclinical model









BioVascular Pancreas (BVP)



Islets
Acellular Graft
Hydrogel



BVP
No Flow
Percent Euglycemic (%)
100
50
0
0
50
100
Time (Day)

Restoring Glucose Control in Rats

Potential to cure Type 1 diabetes

Source: Humacyte

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Commercialization Strategy $150+ billion market opportunity

25 Humacyte Pipeline 2021 2022 2023 2024 2025 2026 2027 Trauma AV Access PAD BioVascular Pancreas Pediatric Heart Disease CABG ESTIMATED 5 - YEAR PRODUCT LAUNCH TIMELINE Commercial launch of first product expected in 2023 Source: Humacyte Vascular Products Non - Vascular Products

COMMERCIAL MANUFACTURING SCALE

HUMACYTE

Modular Manufacturing System

Bioreactor bag



Each bioreactor bag contains a single polymer mesh scaffold, seeded with donated human cells

Growth drawer



10 bioreactor bags per growth drawer; tubing connects to shared nutritive media

LUNA200 system



With 20 growth drawers, each LUNA200 can produce 200 HAVs per batch (or ~1,000 HAVs annually) [1]

Commercial 83,000 sq ft Bioprocessing Facility


HUMACYTE

- Currently operating 8 LUNA200 systems
- Annual Capacity expected to exceed 40,000 HAVs
- Functionally closed system with state-of-the-art process automation

$1 billion in annual revenue potential from existing facilities with room for modular expansion

Source: Humacyte

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ESTIMATED REVENUES FROM NEAR - TERM PRODUCTS 27 Product Trauma AV Access PAD Pancreas CABG Total $1.3 $1.7 $4.3 $4.2 $12.1 $0.6 Projected Humacyte Annual Revenue From Late - Stage Pipeline Products 1 ( USD Billions ) Plus, additional revenue from future non - vascular applications: • lung • trachea • urinary conduit • esophagus Launch 2023 2023 2025 2026 2027 Explore commercial partnerships + Level I Trauma Centers 1. Source: Humacyte internal estimate of sales in the 7th year from projected market launch

COMMERCIALIZATION STRATEGY Global collaboration for Dialysis AV Access and PAD 2,500 dialysis centers in the US: largest provider of dialysis services in the U.S. Leader in the management of outpatient surgical centers Over 60 outpatient centers for vascular procedures Department of Defense supply depots Vascular Trauma is highly specialized market with 190 Level I Trauma centers Launch field sales force of up to 20 representatives Dual targeting of surgeons to create pull - through demand and hospital administrators to gain product placement in hospitals Massive market potential of CABG and pancreas products expected to provide additional collaboration opportunities We will explore strategic partnerships for future products Collaboration with Strategic Partnerships Direct Sales for Vascular Trauma 28 Source: Humacyte

ANTICIPATED USE OF PROCEEDS BLA submissions in Dialysis AV Access and Vascular Repair • Completion of Phase III trials • BLA Submissions and FDA approval Commercial launch of HAV • U.S. market launches in dialysis AV access and vascular repair • Subsequent market launches in key international markets Advance our pipeline in major indications • PAD Phase III trials • Clinical proof of concept in CABG, BioVascular pancreas for diabetes Funding of operations through value creation milestones • Proceeds anticipated to fund operations through 2024 • Launch initial products and development of product pipeline 29 Source: Humacyte

Transaction Overview

SPAC SPONSOR HAS TRACK RECORD OF BACKING DISRUPTIVE GROWTH COMPANIES AHAC was founded by Rajiv Shukla, extensive track record in healthcare M&A and equity investments Previous SPAC acquired DermTech (NasdaqCM:DMTK): a disruptive innovator in skin cancer diagnostics DermTech vs standard of care biopsy: ▪ Greater accuracy: <1% false negative vs 17% for biopsy ▪ Non - invasive, painless ▪ Greater cost - effectiveness for payors Positive CMS reimbursement decision Jan 2020 Added to Russell 2000, Jun 2020 Coverage from Blue Cross Blue Shield (IL), Blue Shield (CA), and Geisinger Health System in Nov - Dec 2020, Blue Cross Blue Shield (TX) in Feb 2021 Selected top shareholders: RTW, Casdin, Farallon, Federated Hermes, Vanguard, HLM Venture, Blackrock, Pura Vida, Maven, Victory Capital, Fidelity 31 Stock Price and Volume as of Feb 12, 2021 Source: NASDAQ, public filings Multiple of Transaction Price Volume, Millions of Shares - 0.50 1.00 1.50 2.00 2.50 3.00 3.50 4.00 4.50 0.0x 1.0x 2.0x 3.0x 4.0x 5.0x 6.0x 7.0x 8.0x 9.0x 10.0x 11.0x 12.0x 29-Aug 19-Sep 10-Oct 31-Oct 21-Nov 12-Dec 2-Jan 23-Jan 13-Feb 5-Mar 26-Mar 16-Apr 7-May 28-May 18-Jun 9-Jul 30-Jul 20-Aug 10-Sep 1-Oct 22-Oct 12-Nov 3-Dec 24-Dec 14-Jan 4-Feb Performance Relative to Transaction/PIPE Price

TRANSACTION SUMMARY Transaction Structure ▪ Existing Humacyte shareholders to receive the following consideration in AHAC common shares: ▪ Base valuation of $800 million ▪ Plus, stock performance linked incentive when the share price reaches or exceeds the following levels , for at least 20 days over any 30 - day period following Transaction Closing: ▪ $15.00: 7.5 million common shares ▪ $20.00: 7.5 million common shares ▪ Plus, $100 million in AHAC Trust (assuming no redemptions) ▪ Plus, anticipated $175 million PIPE at $10.00 per common share Capitalization & Use of Proceeds ▪ Net proceeds of $255M post - closing (assumes no trust redemptions, $100M PIPE, $20M in expenses) ▪ Net proceeds to fund clinical trials and product development Transaction Timeline ▪ Definitive Business Combination and PIPE Subscription Agreements expected to be announced 1Q21 ▪ Transaction expected to close in 2Q21 Post - Closing ▪ Post - closing, the Company to be renamed Humacyte, Inc. (ticker: HUMA) ▪ The Company shall continue to be led by Humacyte CEO, Dr. Laura Niklason ▪ Post - closing Board of Directors to include AHAC Chairman & CEO, Rajiv Shukla 32

1. Assumes no redemptions from the AHAC Trust, includes 2.5M Founder Shares and $3.55M pre - IPO investment. Based on $10.00 per share price for PIPE shares. Excludes 5.2M warrants issued at a strike price of $11.50. Sources, $M 1 Humacyte Equity Rollover $800 AHAC Trust $100 PIPE Proceeds $175 Total Sources $1,075 Uses, $M 1 Humacyte Equity Rollover $800 Cash to Balance Sheet $255 Transaction Expenses $20 Total Sources $1,075 Humacyte Shares 73% AHAC Shares 9% PIPE Shares 16% Sponsor Shares 2% Enterprise Value 1 Shares 110.355 Share Price $10.00 Equity Value $1,104 Cash $255 Enterprise Value, $M $849 TRANSACTION TERMS 33

HUMACYTE HIGHLIGHTS 1. Clinical - stage platform company developing bioengineered universally implantable human tissues 2. $150+ billion in estimated commercial opportunities across multiple indications 3. $12+ billion in estimated annual peak sales from products expected to be launched in next 5 years 4. $480M+ raised to date including $150M equity investment from Fresenius 5. Accelerated regulatory pathway: FDA Fast Track and RMAT designations 6. In - house manufacturing with room for modular expansion 7. Commercial partnership with Fresenius Medical Care de - risks initial ramp - up 34

Valuation Analysis

2.00 52.00 102.00 152.00 202.00 252.00 02/16 02/17 01/18 01/19 01/20 01/21 2.00 52.00 102.00 152.00 202.00 252.00 302.00 352.00 402.00 452.00 02/16 02/17 01/18 01/19 01/20 01/21 2.00 102.00 202.00 302.00 402.00 502.00 602.00 02/16 02/17 01/18 01/19 01/20 01/21 104.00 204.00 304.00 404.00 504.00 604.00 704.00 804.00 02/16 02/17 01/18 01/19 01/20 01/21 DISRUPTIVE MEDTECH COMPANIES +324% +834% +551% +255% 18.8x 7.8x 19.3x 5.4x 19.3x 13.9x 4.5x 9.8x IPO in Jun 2000 ~125x since IPO ~$90 billion Robotic surgical system for cardiac valve repair, gynecological and prostate surgery Clear aligner for orthodontics Continuous glucose monitoring for diabetes Cloud - connected devices for treatment of sleep apnea and COPD 02/21 02/21 02/21 02/21 02/21 02/21 02/21 02/21 36 09/13/18 AirFit F30 Launch IPO in Jan 2001 ~35x since IPO ~$49 billion IPO in Apr 2005 ~33x since IPO ~$39 billion IPO in Jun 1995 ~303x since IPO ~$29 billion 04/25/17 AirMini Launch 10/21/19 AirFit N30 Launch 07/15/19 Acquired Scholly Fiberoptic’s Robotic Business 03/2016 U.S. Clearance of Instruments and Accessories 10/21/20 Announced Stronger than Expected Results 05/04/20 FDA Temporarily Authorized G6 CGM in COVID - 19 Patients 10/08/19 FDA Clearance of G6 Pro CGM 5 - Year TEV / LTM Revenue Performance Since IPO, Mkt Cap Key Product 5 - Year Performance Source: Capital IQ, Factset , public filings, as of Feb 5, 2021

20.00 30.00 40.00 50.00 60.00 70.00 80.00 04/19 08/19 01/20 06/20 10/20 20.00 40.00 60.00 80.00 100.00 120.00 140.00 03/19 07/19 12/19 05/20 09/20 2.00 12.00 22.00 32.00 42.00 52.00 62.00 72.00 82.00 92.00 11/11 11/12 11/13 11/14 11/15 11/16 12/17 12/18 12/19 12/20 VASCULAR MEDTECH COMPANIES Sapien +589% 12.0x 5.0x 11/2/11 Sapien Approval 6/16/14 XT Approval 6/17/15 Sapien 3 Approval Impella 17.1x 11.2x C 2 Catheter 67.2x 77.4x +300% 9/3/19 Receives Break Through Designation 4/6/20 Completes Pivotal Study Enrollment ENROUTE Stent 5 - Year TEV / LTM Revenue 8/19/20 Post - market Study Shows Improved Patient Outcomes +66% 26.6x 35.7x Performance Since IPO, Mkt Cap Transcatheter aortic heart valve made of cow tissue Heart pump for patients with severe coronary artery disease or AMI cardiogenic shock due to a heart attack Intravascular lithotripsy for cardiovascular calcium (PAD, coronary) Transcarotid stent for stroke Key Product 02/21 02/19 02/17 02/15 11/11 02/13 02/21 02/19 02/17 02/15 11/11 02/13 02/21 02/21 02/21 02/21 02/21 37 IPO in Jul 1987 ~58x since IPO ~$15 billion IPO in Mar 2019 ~3x since IPO ~$4 billion IPO in Apr 2019 ~2x since IPO ~$2 billion IPO in Apr 2000 ~61x since IPO ~$53 billion 30.00 80.00 130.00 180.00 230.00 280.00 330.00 380.00 430.00 480.00 03/15 03/16 03/17 04/18 04/19 04/20 5 - Year Performance +429% 3/23/15 Impella Approval 4/7/16 LV Approval 9/20/17 RP Approval 02/21 Source: Capital IQ, Factset , public filings, as of Feb 5, 2021

VALUATION OF DISRUPTIVE AND VASCULAR MEDTECH COMPANIES

HUMACYTE

Company	Equity Value	Cash	Debt	TEV	Revenue LTM	Revenue 2021E	Revenue 2022E	Revenue 2023E	Revenue Growth 21E/20E	Revenue Growth 22E/21E	Revenue Growth 23E/22E	LTM EBITDA	Valuation TEV/LTM Rev	Valuation TEV/2021E Rev	Valuation TEV/2022E Rev	Valuation TEV/2023E Rev
Intuitive Surgical	$89,607	$6,361	-	$83,245	$4,358	$4,954	$5,771	$6,492	14%	16%	13%	$1,312	19x	17x	14x	13x
Edwards Lifesciences	$53,835	$1,894	$595	$52,536	$4,386	$5,048	$5,648	$6,224	15%	12%	10%	$1,416	12x	$10	9.3x	8.4x
align	$48,923	$615	$64	$48,372	$2,472	$3,421	$4,173	$5,066	38%	22%	21%	$479	20x	14x	12x	10x
Dexcom Continuous Glucose Monitoring	$39,470	$2,604	$1,646	$38,512	$1,821	$2,331	$2,812	$3,369	28%	21%	20%	$356	21x	17x	14x	11x
ResMed	$29,418	$256	$916	$30,078	$3,092	$3,154	$3,427	$3,707	2%	9%	8%	$1,014	10x	10x	9x	8x
Abiomed Recovering hearts. Saving lives.	$14,827	$788	-	$14,039	$813	$837	$998	$1,162	3%	19%	16%	$247	17x	17x	14x	12x
Shockwave Medical Inc	$4,374	$215	$16	$4,175	$59	$126	$191	$272	112%	51%	42%	($63)	70x	33x	22x	15x
SilkRoad Medical	$2,043	$154	$45	$1,934	$73	$107	$149	$188	48%	39%	26%	($34)	27x	18x	13x	10x

Relatively mature companies with ~$0.9-1.4 billion LTM revenue trading at 19-24x EV/LTM Revenue

	Equity Value	Cash	Debt	TEV	LTM	2021E	2022E	2023E	21E/20E	22E/21E	23E/22E	LTM EBITDA	TEV/LTM Rev	TEV/2021E Rev	TEV/2022E Rev	TEV/2023E Rev
High (N=8)	$89,607	$6,361	$1,646	$83,245	$4,386	$5,048	$5,771	$6,492	112%	51%	42%	$1,416	70x	33x	22x	15x
Mean	$35,312	$1,611	$410	$34,111	$2,134	$2,497	$2,896	$3,310	32%	24%	20%	$591	24x	17x	13x	11x
Median	$34,444	$702	$55	$34,295	$2,146	$2,742	$3,120	$3,538	22%	20%	18%	$418	19x	17x	13x	11x
Low	$2,043	$154	$0	$1,934	$59	$107	$149	$188	2%	9%	8%	($63)	10x	10x	9x	8x

Source: Capital IQ, Factset, public filings, as of Feb 5, 2021

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